Exhibit 99.2

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q23

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Total revenues, net of interest expense(1)(2)	$19,186	$19,638	$18,508	$18,006	$21,447	19%	12%
Total operating expenses	13,165	12,393	12,749	12,985	13,289	2%	1%
Net credit losses (NCLs)	872	850	887	1,180	1,302	10%	49%
Credit reserve build / (release) for loans	(612)	534	441	593	435	(27%)	NM
Provision / (release) for unfunded lending commitments	474	(159)	(71)	47	(194)	NM	NM
Provisions for benefits and claims, HTM debt securities and other assets	21	49	108	25	432	NM	NM
Provisions for credit losses and for benefits and claims	755	1,274	1,365	1,845	1,975	7%	NM
Income from continuing operations before income taxes	5,266	5,971	4,394	3,176	6,183	95%	17%
Income taxes	941	1,182	879	640	1,531	NM	63%
Income from continuing operations	4,325	4,789	3,515	2,536	4,652	83%	8%
Income (loss) from discontinued operations, net of taxes(3)	(2)	(221)	(6)	(2)	(1)	50%	50%
Net income before noncontrolling interests	4,323	4,568	3,509	2,534	4,651	84%	8%
Net income (loss) attributable to noncontrolling interests	17	21	30	21	45	NM	NM
Citigroup's net income	$4,306	$4,547	$3,479	$2,513	$4,606	83%	7%

Diluted earnings per share:
Income from continuing operations	$2.02	$2.30	$1.63	$1.16	$2.19	89%	8%
Citigroup's net income	$2.02	$2.19	$1.63	$1.16	$2.19	89%	8%

Preferred dividends	$279	$238	$277	$238	$277	16%	(1%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$4,004	$4,495	$3,180	$2,253	$4,296	91%	7%
Citigroup's net income	$4,002	4,274	$3,174	$2,251	$4,295	91%	7%

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$4,012	$4,506	$3,191	$2,264	$4,307	90%	7%
Citigroup's net income	$4,010	$4,285	$3,185	$2,262	$4,306	90%	7%

Shares (in millions):
Average basic	1,971.7	1,941.5	1,936.8	1,936.9	1,943.5	-	(1%)
Average diluted	1,988.2	1,958.1	1,955.1	1,955.9	1,964.1	-	(1%)
Common shares outstanding, at period end	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8	1%	-

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(4)(5)(6)	11.43%	11.95%	12.29%	13.03%	13.4%
Tier 1 Capital ratio(4)(5)(6)	13.05%	13.62%	14.01%	14.80%	15.3%
Total Capital ratio(4)(5)(6)	14.84%	15.20%	15.09%	15.46%	15.6%
Supplementary Leverage ratio (SLR)(4)(6)(7)	5.58%	5.66%	5.71%	5.82%	5.9%
Return on average assets	0.74%	0.77%	0.58%	0.41%	0.76%
Return on average common equity	9.0%	9.7%	7.1%	5.0%	9.5%
Average tangible common equity (TCE) (in billions of dollars)	$155.3	$154.4	$155.5	$156.9	$161.1	3%	4%
Return on average tangible common equity (RoTCE)	10.5%	11.2%	8.2%	5.8%	10.9%
Efficiency ratio (total operating expenses/total revenues, net)	68.6%	63.1%	68.9%	72.1%	62.0%	(1,010) bps	(660) bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,394.1	$2,380.9	$2,381.1	$2,416.7	$2,455.1	2%	3%
Total average assets	2,374.0	2,380.1	2,399.4	2,430.6	2,462.2	1%	4%
Total loans	659.7	657.3	646.0	657.2	652.0	(1%)	(1%)
Total deposits	1,333.7	1,321.8	1,306.5	1,366.0	1,330.5	(3%)	-
Citigroup's stockholders' equity	197.7	199.0	198.6	201.2	208.3	4%	5%
Book value per share	92.03	92.95	92.71	94.06	96.59	3%	5%
Tangible book value per share	79.03	80.25	80.34	81.65	84.21	3%	7%

Direct staff (in thousands)	228	231	238	240	240	-	5%

(1)

1Q23 includes an approximate $1.059 billion gain on sale recorded in Other revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business.

(2)

3Q22 includes an approximate $616 million gain on sale recorded in Other revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business.

(3)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.

(4)

1Q23 is preliminary.

(5)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 18.

(6)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2022 Annual Report on Form 10-K.

(7)

For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
Revenues
Interest revenue	$13,151	$15,630	$19,919	$25,708	$29,395	14%	NM
Interest expense	2,280	3,666	7,356	12,438	16,047	29%	NM
Net interest income (NII)	10,871	11,964	12,563	13,270	13,348	1%	23%

Commissions and fees	2,568	2,452	2,139	2,016	2,366	17%	(8%)
Principal transactions	4,590	4,525	2,625	2,419	3,939	63%	(14%)
Administrative and other fiduciary fees	966	1,023	915	880	896	2%	(7%)
Realized gains (losses) on investments	80	(58)	52	(7)	72	NM	(10%)
Impairment losses on investments and other assets	(90)	(96)	(91)	(222)	(86)	61%	4%
Provision for credit losses on AFS debt securities(1)	-	2	5	(2)	(1)	50%	(100%)
Other revenue (loss)	201	(174)	300	(348)	913	NM	NM
Total non-interest revenues (NIR)	8,315	7,674	5,945	4,736	8,099	71%	(3%)
Total revenues, net of interest expense	$19,186	$19,638	$18,508	$18,006	$21,447	19%	12%

Provisions for credit losses and for benefits and claims
Net credit losses	872	850	887	1,180	1,302	10%	49%
Credit reserve build / (release) for loans	(612)	534	441	593	435	(27%)	NM
Provision for credit losses on loans	260	1,384	1,328	1,773	1,737	(2%)	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	(2)	20	10	5	(17)	NM	NM
Provision for credit losses on other assets	(4)	7	73	-	425	NM	NM
Policyholder benefits and claims	27	22	25	20	24	20%	(11%)
Provision for credit losses on unfunded lending commitments	474	(159)	(71)	47	(194)	NM	NM
Total provisions for credit losses and for benefits and claims(2)	755	1,274	1,365	1,845	1,975	7%	NM

Operating expenses
Compensation and benefits	6,820	6,472	6,745	6,618	7,538	14%	11%
Premises and equipment	543	619	557	601	598	-	10%
Technology / communication	2,016	2,068	2,145	2,358	2,127	(10%)	6%
Advertising and marketing	311	414	407	424	331	(22%)	6%
Other operating	3,475	2,820	2,895	2,984	2,695	(10%)	(22%)
Total operating expenses	13,165	12,393	12,749	12,985	13,289	2%	1%

Income from continuing operations before income taxes	5,266	5,971	4,394	3,176	6,183	95%	17%
Provision for income taxes	941	1,182	879	640	1,531	NM	63%

Income (loss) from continuing operations	4,325	4,789	3,515	2,536	4,652	83%	8%
Discontinued operations(3)
Income (loss) from discontinued operations	(2)	(262)	(6)	(2)	(1)	50%	50%
Provision (benefit) for income taxes	-	(41)	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(2)	(221)	(6)	(2)	(1)	50%	50%

Net income before noncontrolling interests	4,323	4,568	3,509	2,534	4,651	84%	8%
Net income (loss) attributable to noncontrolling interests	17	21	30	21	45	NM	NM

Citigroup's net income	$4,306	$4,547	$3,479	$2,513	$4,606	83%	7%

(1)This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(2)This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(3)See footnote 2 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q23 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2022	2022	2022	2022	2023(1)	4Q22	1Q22
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,768	$24,902	$26,502	$30,577	$26,224	(14%)	(6%)
Deposits with banks, net of allowance	244,319	259,128	273,105	311,448	302,735	(3%)	24%
Securities borrowed and purchased under agreements to resell, net of allowance	345,410	361,334	349,214	365,401	384,198	5%	11%
Brokerage receivables, net of allowance	89,218	80,486	79,696	54,192	55,491	2%	(38%)
Trading account assets	357,997	340,875	358,260	334,114	383,906	15%	7%
Investments
Available-for-sale debt securities	264,774	238,499	232,143	249,679	240,487	(4%)	(9%)
Held-to-maturity debt securities, net of allowance	242,547	267,592	267,864	268,863	264,342	(2%)	9%
Equity securities	7,281	7,787	8,009	8,040	7,749	(4%)	6%
Total investments	514,602	513,878	508,016	526,582	512,578	(3%)	-
Loans, net of unearned income
Consumer(2)	350,328	355,605	357,583	368,067	363,696	(1%)	4%
Corporate(3)	309,341	301,728	288,377	289,154	288,299	-	(7%)
Loans, net of unearned income	659,669	657,333	645,960	657,221	651,995	(1%)	(1%)
Allowance for credit losses on loans (ACLL)	(15,393)	(15,952)	(16,309)	(16,974)	(17,169)	(1%)	(12%)
Total loans, net	644,276	641,381	629,651	640,247	634,826	(1%)	(1%)
Goodwill	19,865	19,597	19,326	19,691	19,882	1%	-
Intangible assets (including MSRs)	4,522	4,526	4,485	4,428	4,632	5%	2%
Property, plant and equipment, net	24,624	24,788	25,157	26,253	27,119	3%	10%
Other assets, net of allowance	121,504	110,009	107,652	103,743	103,522	-	(15%)
Total assets	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	2%	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$153,666	$147,214	$135,514	$122,655	$123,969	1%	(19%)
Interest-bearing deposits in U.S. offices	557,327	565,785	570,920	607,470	587,477	(3%)	5%
Total U.S. deposits	710,993	712,999	706,434	730,125	711,446	(3%)	-
Non-interest-bearing deposits in offices outside the U.S.	98,579	100,266	98,904	95,182	90,404	(5%)	(8%)
Interest-bearing deposits in offices outside the U.S.	524,139	508,583	501,148	540,647	528,609	(2%)	1%
Total international deposits	622,718	608,849	600,052	635,829	619,013	(3%)	(1%)

Total deposits	1,333,711	1,321,848	1,306,486	1,365,954	1,330,459	(3%)	-
Securities loaned and sold under agreements to resell	204,494	198,472	203,429	202,444	257,681	27%	26%
Brokerage payables	91,324	96,474	87,841	69,218	76,708	11%	(16%)
Trading account liabilities	188,059	180,453	196,479	170,647	185,010	8%	(2%)
Short-term borrowings	30,144	40,054	47,368	47,096	40,187	(15%)	33%
Long-term debt	253,954	257,425	253,068	271,606	279,684	3%	10%
Other liabilities(4)	94,066	86,552	87,276	87,873	76,365	(13%)	(19%)
Total liabilities	$2,195,752	$2,181,278	$2,181,947	$2,214,838	$2,246,094	1%	2%

Equity
Stockholders' equity
Preferred stock	$18,995	$18,995	$18,995	$18,995	$20,245	7%	7%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,050	108,210	108,347	108,458	108,369	-	-
Retained earnings	187,962	191,261	193,462	194,734	198,353	2%	6%
Treasury stock, at cost	(73,744)	(73,988)	(73,977)	(73,967)	(73,262)	1%	1%
Accumulated other comprehensive income (loss) (AOCI)(5)	(43,585)	(45,495)	(48,298)	(47,062)	(45,441)	3%	(4%)
Total common equity	$178,714	$180,019	$179,565	$182,194	$188,050	3%	5%

Total Citigroup stockholders' equity	$197,709	$199,014	$198,560	$201,189	$208,295	4%	5%
Noncontrolling interests	644	612	557	649	724	12%	12%
Total equity	198,353	199,626	199,117	201,838	209,019	4%	5%
Total liabilities and equity	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	2%	3%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
Net revenues
Institutional Clients Group	$11,160	$11,419	$9,468	$9,159	$11,233	23%	1%
Personal Banking and Wealth Management	5,905	6,029	6,187	6,096	6,448	6%	9%
Legacy Franchises	1,931	1,935	2,554	2,052	2,852	39%	48%
Corporate/Other	190	255	299	699	914	31%	NM

Total net revenues	$19,186	$19,638	$18,508	$18,006	$21,447	19%	12%

Income (loss) from continuing operations
Institutional Clients Group	$2,658	$3,978	$2,186	$1,916	$3,298	72%	24%
Personal Banking and Wealth Management	1,860	553	792	114	489	NM	(74%)
Legacy Franchises	(385)	(15)	316	75	606	NM	NM
Corporate/Other	192	273	221	431	259	(40%)	35%

Income from continuing operations	$4,325	$4,789	$3,515	$2,536	$4,652	83%	8%

Discontinued operations	$(2)	$(221)	$(6)	$(2)	$(1)	50%	50%

Net income attributable to noncontrolling interests	17	21	30	21	45	NM	NM

Net income	$4,306	$4,547	$3,479	$2,513	$4,606	83%	7%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
Commissions and fees	$1,130	$1,125	$1,082	$1,067	$1,150	8%	2%
Administration and other fiduciary fees	672	732	651	629	654	4%	(3%)
Investment banking fees(1)	1,039	990	816	728	834	15%	(20%)
Principal transactions	4,442	4,358	2,776	2,057	3,709	80%	(17%)
Other	93	(306)	(427)	(359)	(142)	60%	NM
Total non-interest revenue	7,376	6,899	4,898	4,122	6,205	51%	(16%)
Net interest income (including dividends)	3,784	4,520	4,570	5,037	5,028	-	33%
Total revenues, net of interest expense	11,160	11,419	9,468	9,159	11,233	23%	1%
Total operating expenses	6,723	6,434	6,541	6,601	6,973	6%	4%
Net credit losses on loans	30	18	-	104	22	(79%)	(27%)
Credit reserve build / (release) for loans	596	(76)	75	(117)	(75)	36%	NM
Provision for credit losses on unfunded lending commitments	352	(169)	(59)	63	(170)	NM	NM
Provisions for credit losses for HTM debt securities and other assets	(7)	25	70	6	151	NM	NM
Provision for credit losses	971	(202)	86	56	(72)	NM	NM
Income from continuing operations before taxes	3,466	5,187	2,841	2,502	4,332	73%	25%
Income taxes	808	1,209	655	586	1,034	76%	28%
Income from continuing operations	2,658	3,978	2,186	1,916	3,298	72%	24%
Noncontrolling interests	18	17	24	20	40	100%	NM
Net income	$2,640	$3,961	$2,162	$1,896	$3,258	72%	23%
EOP assets (in billions)	$1,704	$1,700	$1,706	$1,730	$1,769	2%	4%
Average assets (in billions)	1,685	1,698	1,729	1,753	1,774	1%	5%
Efficiency ratio	60%	56%	69%	72%	62%	(1,000) bps	200 bps

Revenue by reporting unit
Services	$3,465	$4,050	$4,177	$4,326	$4,467	3%	29%
Markets	5,809	5,292	4,068	3,944	5,601	42%	(4%)
Banking	1,886	2,077	1,223	889	1,165	31%	(38%)
Total revenues, net of interest expense	$11,160	$11,419	$9,468	$9,159	$11,233	23%	1%

Revenue by region
North America	$3,722	$4,410	$3,091	$2,444	$3,503	43%	(6%)
EMEA	4,030	3,566	3,099	3,293	4,059	23%	1%
Latin America	1,141	1,266	1,202	1,320	1,272	(4%)	11%
Asia	2,267	2,177	2,076	2,102	2,399	14%	6%
Total revenues, net of interest expense	$11,160	$11,419	$9,468	$9,159	$11,233	23%	1%

Income (loss) from continuing operations by region
North America	$589	$1,501	$97	$(90)	$575	NM	(2%)
EMEA	928	1,172	1,003	857	1,380	61%	49%
Latin America	359	544	426	508	501	(1%)	40%
Asia	782	761	660	641	842	31%	8%
Income (loss) from continuing operations	$2,658	$3,978	$2,186	$1,916	$3,298	72%	24%

Average loans by reporting unit (in billions)
Services	$81	$85	$82	$79	$79	-	(2%)
Banking	194	199	197	194	191	(2%)	(2%)
Markets	14	13	12	12	13	8%	(7%)
Total	$289	$297	$291	$285	$283	(1%)	(2%)

Average deposits by reporting unit and selected component (in billions)
Treasury and trade solutions (TTS)	$670	$672	$664	$694	$704	1%	5%
Securities services	135	137	131	129	125	(3%)	(7%)
Services	805	809	795	823	829	1%	3%
Markets and Banking	21	21	22	25	24	(4%)	14%
Total	$826	$830	$817	$848	$853	1%	3%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$23.0	$21.2	$20.9	$22.2	$23.0	4%	-
Cross border transaction value	$75.6	$79.3	$75.6	$81.1	$83.0	2%	10%
U.S.dollar clearing volume (in millions)	36.1	36.7	37.6	38.2	38.3	-	6%
Commercial card spend volume	$11.4	$15.0	$15.6	$15.4	$16.0	4%	40%

(1)	Investment banking fees are substantially composed of underwriting and advisory revenues.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
Services
Net interest income	$1,924	$2,354	$2,619	$2,821	$2,839	1%	48%
Non-interest revenue	1,541	1,696	1,558	1,505	1,628	8%	6%
Total Services revenues	$3,465	$4,050	$4,177	$4,326	$4,467	3%	29%

Net interest income	$1,676	$2,053	$2,231	$2,340	$2,358	1%	41%
Non-interest revenue	931	1,003	977	946	1,053	11%	13%
Treasury and trade solutions	$2,607	$3,056	$3,208	$3,286	$3,411	4%	31%

Net interest income	$248	$301	$388	$481	$481	-	94%
Non-interest revenue	610	693	581	559	575	3%	(6%)
Securities services	$858	$994	$969	$1,040	$1,056	2%	23%

Markets
Net interest income	$1,092	$1,355	$1,228	$1,489	$1,470	(1%)	35%
Non-interest revenue	4,717	3,937	2,840	2,455	4,131	68%	(12%)
Total Markets revenues	$5,809	$5,292	$4,068	$3,944	$5,601	42%	(4%)

Fixed income markets	$4,289	$4,078	$3,122	$3,211	$4,454	39%	4%
Equity markets	1,520	1,214	946	733	1,147	56%	(25%)
Total	$5,809	$5,292	$4,068	$3,944	$5,601	42%	(4%)

Rates and currencies	$3,214	$3,249	$2,492	$2,787	$3,640	31%	13%
Spread products / other fixed income	1,075	829	630	424	814	92%	(24%)
Total fixed income markets revenues	$4,289	$4,078	$3,122	$3,211	$4,454	39%	4%

Banking
Net interest income	$768	$811	$723	$727	$719	(1%)	(6%)
Non-interest revenue	1,118	1,266	500	162	446	NM	(60%)
Total Banking revenues, including gain/(loss) on loan hedges	$1,886	$2,077	$1,223	$889	$1,165	31%	(38%)
Investment banking
Advisory	$347	$357	$392	$269	$289	7%	(17%)
Equity underwriting	185	177	100	149	109	(27%)	(41%)
Debt underwriting	496	271	139	227	376	66%	(24%)
Total investment banking	1,028	805	631	645	774	20%	(25%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	689	778	648	544	590	8%	(14%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$1,717	$1,583	$1,279	$1,189	$1,364	15%	(21%)
Gain/(loss) on loan hedges(1)	169	494	(56)	(300)	(199)	34%	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$1,886	$2,077	$1,223	$889	$1,165	31%	(38%)

Total ICG revenues, net of interest expense	$11,160	$11,419	$9,468	$9,159	$11,233	23%	1%
Taxable-equivalent adjustments(2)	100	116	115	103	122	18%	22%

Total ICG revenues - including taxable-equivalent adjustments(2)	$11,260	$11,535	$9,583	$9,262	$11,355	23%	1%

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
Net interest income	$5,385	$5,569	$5,836	$5,866	$5,934	1%	10%
Non-interest revenue	520	460	351	230	514	NM	(1%)
Total revenues, net of interest expense	5,905	6,029	6,187	6,096	6,448	6%	9%
Total operating expenses	3,889	3,985	4,077	4,307	4,254	(1%)	9%
Net credit losses on loans	691	699	723	908	1,094	20%	58%
Credit reserve build / (release) for loans	(1,062)	638	360	771	507	(34%)	NM
Provision for credit losses on unfunded lending commitments	(2)	13	19	(19)	(6)	68%	NM
Provisions for benefits and claims, and other assets	(3)	5	7	6	(4)	NM	(33%)
Provisions for credit losses and for benefits and claims (PBC)	(376)	1,355	1,109	1,666	1,591	(5%)	NM
Income (loss) from continuing operations before taxes	2,392	689	1,001	123	603	NM	(75%)
Income taxes (benefits)	532	136	209	9	114	NM	(79%)
Income (loss) from continuing operations	1,860	553	792	114	489	NM	(74%)
Noncontrolling interests	-	-	-	-	-	-	-
Net income (loss)	$1,860	$553	$792	$114	$489	NM	(74%)
EOP assets (in billions)	$476	$479	$479	$494	$490	(1%)	3%
Average assets (in billions)	474	474	473	484	495	2%	4%
Efficiency ratio	66%	66%	66%	71%	66%	(500) bps	0 bps
Revenue by reporting unit and component
Branded cards	$2,090	$2,168	$2,258	$2,376	$2,466	4%	18%
Retail services	1,299	1,300	1,431	1,420	1,613	14%	24%
Retail banking	595	656	642	608	613	1%	3%
U.S. Personal Banking	3,984	4,124	4,331	4,404	4,692	7%	18%
Private bank	779	745	649	589	567	(4%)	(27%)
Wealth at Work	183	170	182	195	193	(1%)	5%
Citigold	959	990	1,025	908	996	10%	4%
Global Wealth Management	1,921	1,905	1,856	1,692	1,756	4%	(9%)
Total	$5,905	$6,029	$6,187	$6,096	$6,448	6%	9%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$161	$167	$174	$180	$183	2%	14%
Global Wealth Management	151	150	151	150	150	-	(1%)
Total	$312	$317	$325	$330	$333	1%	7%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$118	$116	$115	$111	$111	-	(6%)
Global Wealth Management	329	319	313	320	323	1%	(2%)
Total	$447	$435	$428	$431	$434	1%	(3%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22
U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	991	1,069	1,090	1,023	1,164	14%	17%
Retail services	2,178	2,634	2,339	2,806	1,976	(30%)	(9%)
Credit card spend volume
Branded cards	$106.8	$121.8	$120.7	$125.3	$115.9	(8%)	9%
Retail services	21.4	26.1	24.5	27.1	20.8	(23%)	(3%)
Average loans(1)
Branded cards	$84.0	$87.9	$91.8	$95.4	$96.8	1%	15%
Retail services	44.2	44.8	46.1	48.0	48.8	2%	10%
EOP loans(1)
Branded cards	$85.9	$91.6	$93.7	$100.2	$97.1	(3%)	13%
Retail services	44.1	45.8	46.7	50.5	48.4	(4%)	10%
NII as a % of average loans(2)
Branded cards	9.16%	8.86%	8.98%	8.97%	9.34%
Retail services	16.93%	17.32%	17.45%	16.92%	17.57%
NCLs as a % of average loans
Branded cards	1.46%	1.50%	1.50%	1.68%	2.18%
Retail services	2.31%	2.60%	2.71%	3.30%	4.08%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.47%	0.46%	0.51%	0.63%	0.78%
Retail services	1.15%	1.16%	1.35%	1.56%	1.76%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.49%	0.47%	0.59%	0.69%	0.76%
Retail services	1.27%	1.27%	1.53%	1.62%	1.66%

Average deposits	$118	$116	$115	$111	$111	-	(6%)
Branches (actual)	658	658	653	654	653	-	(1%)
Mortgage originations	$3.1	$4.1	$4.2	$2.7	$3.3	22%	6%

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$788	$730	$708	$746	$759	2%	(4%)
Average loans	151	150	151	150	150	-	(1%)
Average deposits	329	319	313	320	323	1%	(2%)
U.S. mortgage originations	3.7	5.3	4.4	2.5	1.8	(28%)	(51%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period's presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Net interest income	$1,508	$1,474	$1,385	$1,324	$1,290	(3%)	(14%)
Non-interest revenue(2)(3)	423	461	1,169	728	1,562	NM	NM
Total revenues, net of interest expense	1,931	1,935	2,554	2,052	2,852	39%	48%
Total operating expenses	2,293	1,814	1,845	1,830	1,752	(4%)	(24%)
Net credit losses on loans	151	133	164	168	186	11%	23%
Credit reserve build / (release) for loans	(146)	(28)	6	(61)	3	NM	NM
Provision for credit losses on unfunded lending commitments	124	(3)	(31)	3	(18)	NM	NM
Provisions for benefits and claims, HTM debt securities and other assets	31	19	28	13	174	NM	NM
Provisions for credit losses and for benefits and claims (PBC)	160	121	167	123	345	NM	NM
Income (loss) from continuing operations before taxes	(522)	-	542	99	755	NM	NM
Income taxes (benefits)	(137)	15	226	24	149	NM	NM
Income (loss) from continuing operations	(385)	(15)	316	75	606	NM	NM
Noncontrolling interests	(2)	2	-	3	2	(33%)	NM
Net income (loss)	$(383)	$(17)	$316	$72	$604	NM	NM
EOP assets (in billions)	$122	$108	$100	$97	$94	(3%)	(23%)
Average assets (in billions)	124	115	103	99	97	(2%)	(22%)
Efficiency ratio	119%	94%	72%	89%	61%	(2,800) bps	(5,800) bps

Revenue by reporting unit and component
Asia Consumer	$787	$880	$1,372	$772	$1,509	95%	92%
Mexico Consumer/SBMM	1,139	1,184	1,173	1,255	1,322	5%	16%
Legacy Holdings Assets	5	(129)	9	25	21	(16%)	NM
Total	$1,931	$1,935	$2,554	$2,052	$2,852	39%	48%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$19.5	$17.3	$13.4	$13.3	$10.0	(25%)	(49%)
EOP deposits	17.5	17.2	14.6	14.5	14.4	(1%)	(18%)
Average loans	23.1	18.2	15.2	13.2	12.1	(8%)	(48%)
NCLs as a % of average loans	0.79%	0.77%	1.02%	1.23%	1.47%
Loans 90+ days past due as a % of EOP loans	0.28%	0.29%	0.35%	0.37%	0.55%
Loans 30-89 days past due as a % of EOP loans	0.32%	0.40%	0.47%	0.53%	0.65%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.7	$20.6	$20.7	$21.9	$24.0	10%	16%
EOP deposits	33.9	35.5	35.8	36.5	38.3	5%	13%
Average loans	19.6	20.5	20.4	21.3	22.8	7%	16%
NCLs as a % of average loans	2.55%	2.15%	2.64%	2.48%	2.63%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.29%	1.26%	1.28%	1.24%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.30%	1.18%	1.23%	1.26%	1.26%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.7	$3.2	$3.2	$3.0	$2.8	(7%)	(24%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 1 on page 1.
(3)	See footnote 2 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Net interest income	$194	$401	$772	$1,043	$1,096	5%	NM
Non-interest revenue	(4)	(146)	(473)	(344)	(182)	47%	NM
Total revenues, net of interest expense	190	255	299	699	914	31%	NM
Total operating expenses	260	160	286	247	310	26%	19%
Provisions for HTM debt securities and other assets	-	-	3	-	111	NM	NM
Income (loss) from continuing operations before taxes	(70)	95	10	452	493	9%	NM
Income taxes (benefits)	(262)	(178)	(211)	21	234	NM	NM
Income (loss) from continuing operations	192	273	221	431	259	(40%)	35%
Income (loss) from discontinued operations, net of taxes(2)	(2)	(221)	(6)	(2)	(1)	50%	50%
Noncontrolling interests	1	2	6	(2)	3	NM	NM
Net income (loss)	$189	$50	$209	$431	$255	(41%)	35%
EOP assets (in billions)	$92	$94	$96	$96	$102	6%	11%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)

In millions of dollars, except as otherwise noted	1Q22	4Q22	1Q23(5)	1Q22	4Q22	1Q23(5)	1Q22		4Q22		1Q23(5)
Assets
Deposits with banks	$260,536	$305,658	$328,141	$296	$2,343	$3,031	0.46%		3.04%		3.75%
Securities borrowed and purchased under resale agreements(6)	343,636	358,513	368,049	394	3,779	5,174	0.46%		4.18%		5.70%
Trading account assets(7)	270,460	277,374	298,824	1,148	2,626	2,748	1.72%		3.76%		3.73%
Investments	518,820	519,072	516,524	2,067	3,812	4,159	1.62%		2.91%		3.27%
Consumer loans	352,230	360,518	363,669	6,262	8,148	8,624	7.21%		8.97%		9.62%
Corporate loans	296,346	291,984	290,068	2,477	4,121	4,687	3.39%		5.60%		6.55%
Total loans (net of unearned income)(8)	648,576	652,502	653,737	8,739	12,269	13,311	5.46%		7.46%		8.26%
Other interest-earning assets	119,815	98,131	87,758	549	912	1,016	1.86%		3.69%		4.70%
Total average interest-earning assets	$2,161,843	$2,211,250	$2,253,033	$13,193	$25,741	$29,439	2.47%		4.62%		5.30%

Liabilities
Deposits	$1,080,105	$1,131,425	$1,147,176	$871	$5,998	$7,708	0.33%		2.10%		2.72%
Securities loaned and sold under repurchase agreements(6)	210,101	205,138	223,708	282	2,267	3,566	0.54%		4.38%		6.46%
Trading account liabilities(7)	114,313	121,423	129,361	147	681	787	0.52%		2.23%		2.47%
Short-term borrowings and other interest-bearing liabilities	138,861	153,326	144,022	55	1,420	1,649	0.16%		3.67%		4.64%
Long-term debt(9)	170,927	169,642	170,533	925	2,072	2,337	2.19%		4.85%		5.56%
Total average interest-bearing liabilities	$1,714,307	$1,780,954	$1,814,800	$2,280	$12,438	$16,047	0.54%		2.77%		3.59%

Net interest income as a % of average interest-earning assets (NIM)(9)				$10,913	$13,303	$13,392	2.05%		2.39%		2.41%

1Q23 increase (decrease) from:							36	bps	2	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $42 million for 1Q22, $33 million for 4Q22 and $44 million for 1Q23.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	1Q23 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of ICG is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Corporate loans by region
North America	$129.2	$129.9	$125.9	$127.8	$125.1	(2%)	(3%)
EMEA	81.2	76.8	71.6	71.0	70.0	(1%)	(14%)
Latin America	35.9	36.2	35.4	36.2	38.6	7%	8%
Asia	63.0	58.8	55.5	54.2	54.6	1%	(13%)
Total corporate loans	$309.3	$301.7	$288.4	$289.2	$288.3	-	(7%)

Corporate loans by reporting unit
Services	$86.6	$85.9	$80.4	$76.6	$80.1	5%	(8%)
Markets	14.6	12.6	11.7	13.6	13.5	(1%)	(8%)
Banking	201.0	196.1	189.3	191.9	187.0	(3%)	(7%)
Legacy Franchises - Mexico SBMM	7.1	7.1	7.0	7.1	7.7	8%	8%
Total corporate loans	$309.3	$301.7	$288.4	$289.2	$288.3	-	(7%)

Personal Banking and Wealth Management
Branded cards	$85.9	$91.6	$93.7	$100.2	$97.1	(3%)	13%
Retail services	44.1	45.8	46.7	50.5	48.4	(4%)	10%
Retail banking	33.3	35.4	35.8	37.1	39.2	6%	18%
U.S. Personal Banking	$163.3	$172.8	$176.2	$187.8	$184.7	(2%)	13%
Global Wealth Management	150.2	148.8	151.1	149.2	149.9	-	-
Total	$313.5	$321.6	$327.3	$337.0	$334.6	(1%)	7%

Legacy Franchises - Consumer
Asia Consumer(3)	$19.5	$17.3	$13.4	$13.3	$10.0	(25%)	(49%)
Mexico Consumer	13.6	13.5	13.7	14.8	16.3	10%	20%
Legacy Holdings Assets	3.7	3.2	3.2	3.0	2.8	(7%)	(24%)
Total	$36.8	$34.0	$30.3	$31.1	$29.1	(6%)	(21%)

Total consumer loans	$350.3	$355.6	$357.6	$368.1	$363.7	(1%)	4%

Total loans	$659.7	$657.3	$646.0	$657.2	$652.0	(1%)	(1%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

ICG by region
North America	$390.5	$404.3	$391.0	$405.5	$394.7	(3%)	1%
EMEA	208.6	210.7	197.7	215.6	208.8	(3%)	-
Latin America	38.9	37.7	35.5	40.9	41.8	2%	7%
Asia	187.5	176.0	172.7	183.4	174.1	(5%)	(7%)
Total	$825.5	$828.7	$796.9	$845.4	$819.4	(3%)	(1%)

ICG by reporting unit
Treasury and trade solutions	$664.2	$670.3	$647.1	$701.3	$670.9	(4%)	1%
Securities services	138.7	136.3	127.8	119.8	124.2	4%	(10%)
Services	$802.9	$806.6	$774.9	$821.1	$795.1	(3%)	(1%)
Markets	21.5	20.9	20.5	22.6	23.0	2%	7%
Banking	1.1	1.2	1.5	1.7	1.3	(24%)	18%
Total	$825.5	$828.7	$796.9	$845.4	$819.4	(3%)	(1%)

Personal Banking and Wealth Management
U.S. Personal Banking	$119.5	$115.7	$115.2	$112.5	$114.7	2%	(4%)
Global Wealth Management	332.1	311.9	312.1	325.3	322.2	(1%)	(3%)
Total	$451.6	$427.6	$427.3	$437.8	$436.9	-	(3%)

Legacy Franchises
Asia Consumer(1)	$17.5	$17.2	$14.6	$14.5	$14.4	(1%)	(18%)
Mexico Consumer/SBMM	33.9	35.5	35.8	36.5	38.3	5%	13%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$51.4	$52.7	$50.4	$51.0	$52.7	3%	3%

Corporate/Other	$5.2	$12.8	$31.9	$31.8	$21.5	(32%)	NM

Total deposits - EOP	$1,333.7	$1,321.8	$1,306.5	$1,366.0	$1,330.5	(3%)	-

Total deposits - average	$1,334.3	$1,322.5	$1,315.9	$1,361.1	$1,363.2	-	2%

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									Builds			ACLL/EOP
	Balance	Builds (releases)					FY 2022	Balance	(Releases)	1Q23	Balance	Loans
	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	1Q23	FX/Other(1)	3/31/23	3/31/23

Allowance for credit losses on loans (ACLL)
ICG	$2,241	$596	$(76)	$75	$(117)	$478	$(4)	$2,715	$(75)	$3	$2,643
Legacy Franchises corporate (Mexico SBMM)	174	5	(3)	(34)	(7)	(39)	5	140	(10)	7	137

Total corporate ACLL	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	$(85)	$10	$2,780	0.98%
U.S. Cards	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	$536	$(173)	$11,756	8.08%
Retail banking and Global Wealth Management	1,181	(53)	191	57	(43)	152	(3)	1,330	(29)	(60)	1,241
Total PBWM	$12,021	$(1,062)	$638	$360	$771	$707	$(5)	$12,723	$507	$(233)	$12,997
Legacy Franchises consumer	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396	13	(17)	1,392
Total consumer ACLL	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	$520	$(250)	$14,389	3.96%

Total ACLL	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	$435	$(240)	$17,169	2.65%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,871	$474	$(159)	$(71)	$47	$291	$(11)	$2,151	$(194)	$2	$1,959
Total ACLL and ACLUC (EOP)	18,326							19,125			19,128
Other(2)	148	(6)	27	83	5	109	(14)	243	408	(19)	632
Total allowance for credit losses (ACL)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368	$649	$(257)	$19,760

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures. See page 15.
(2)	Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$16,455	$15,393	$15,952	$16,309	$16,974	4%	3%
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	(352)
Adjusted ACLL at beginning of period	16,455	15,393	15,952	16,309	16,622	2%	1%
Gross credit (losses) on loans	(1,240)	(1,212)	(1,237)	(1,467)	(1,634)	(11%)	(32%)
Gross recoveries on loans	368	362	350	287	332	16%	(10%)
Net credit (losses) / recoveries on loans (NCLs)	(872)	(850)	(887)	(1,180)	(1,302)	10%	49%
Replenishment of NCLs	872	850	887	1,180	1,302	10%	49%
Net reserve builds / (releases) for loans	(612)	534	441	593	435	(27%)	NM
Provision for credit losses on loans (PCLL)	260	1,384	1,328	1,773	1,737	(2%)	NM
Other, net(2)(3)(4)(5)(6)(7)	(450)	25	(84)	72	112	56%	NM
ACLL at end of period (a)	$15,393	$15,952	$16,309	$16,974	$17,169	1%	12%

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$2,343	$2,193	$2,089	$2,151	$1,959	(9%)	(16%)

Provision (release) for credit losses on unfunded lending commitments	$474	$(159)	$(71)	$47	$(194)	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$17,736	$18,145	$18,398	$19,125	$19,128	-	8%

Total ACLL as a percentage of total loans(9)	2.35%	2.44%	2.54%	2.60%	2.65%

Consumer
ACLL at beginning of period	$14,040	$12,368	$12,983	$13,361	$14,119	6%	1%
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	(352)
Adjusted ACLL at beginning of period	14,040	12,368	12,983	13,361	13,767	3%	(2%)

NCLs	(841)	(827)	(881)	(1,062)	(1,280)	21%	52%
Replenishment of NCLs	841	827	881	1,062	1,280	21%	52%
Net reserve builds / (releases) for loans	(1,213)	613	400	717	520	(27%)	NM
Provision for credit losses on loans (PCLL)	(372)	1,440	1,281	1,779	1,800	1%	NM
Other, net(2)(3)(4)(5)(6)(7)	(459)	2	(22)	41	102	NM	NM
ACLL at end of period (b)	$12,368	$12,983	$13,361	$14,119	$14,389	2%	16%

Consumer ACLUC(8) (b)	$139	$165	$143	$120	$101	(16%)	(27%)

Provision (release) for credit losses on unfunded lending commitments	$109	$19	$(8)	$(20)	$(17)	15%	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$12,507	$13,148	$13,504	$14,239	$14,490	2%	16%

Consumer ACLL as a percentage of total consumer loans	3.53%	3.65%	3.74%	3.84%	3.96%

Corporate
ACLL at beginning of period	$2,415	$3,025	$2,969	$2,948	$2,855	(3%)	18%

NCLs	(31)	(23)	(6)	(118)	(22)	(81%)	(29%)
Replenishment of NCLs	31	23	6	118	22	(81%)	(29%)
Net reserve builds / (releases) for loans	601	(79)	41	(124)	(85)	31%	NM
Provision for credit losses on loans (PCLL)	632	(56)	47	(6)	(63)	NM	NM
Other, net(2)	9	23	(62)	31	10	(68%)	11%
ACLL at end of period (c)	$3,025	$2,969	$2,948	$2,855	$2,780	(3%)	(8%)

Corporate ACLUC(8) (c)	$2,204	$2,028	$1,946	$2,031	$1,858	(9%)	(16%)

Provision (release) for credit losses on unfunded lending commitments	$365	$(178)	$(63)	$67	$(177)	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$5,229	$4,997	$4,894	$4,886	$4,638	(5%)	(11%)
Corporate ACLL as a percentage of total corporate loans(9)	1.00%	1.00%	1.04%	1.01%	0.98%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	1Q22 includes an approximate $350 million reclass related to the announced sales of Citi's consumer banking businesses in Thailand, India, Malaysia, Taiwan, Indonesia, Bahrain and Vietnam. The ACLL was reclassified to Other assets during 1Q22. 1Q22 consumer also includes a decrease of approximately $100 million related to FX translation.
(4)	2Q22 primarily relates to FX translation.
(5)	3Q22 primarily relates to FX translation.
(6)	4Q22 primarily relates to FX translation.
(7)	1Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 exclude $5.7 billion, $4.5 billion, $3.9 billion, $5.4 billion and $5.1 billion, respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q23 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2022	2022	2022	2022	2023	4Q22	1Q22

Corporate non-accrual loans by region(1)
North America	$462	$304	$276	$138	$285	NM	(38%)
EMEA	688	712	598	502	383	(24%)	(44%)
Latin America	631	563	555	429	462	8%	(27%)
Asia	85	76	56	53	83	57%	(2%)
Total	$1,866	$1,655	$1,485	$1,122	$1,213	8%	(35%)

Corporate non-accrual loans by reporting unit(1)
Banking	$1,323	$1,015	$1,085	$767	$868	13%	(34%)
Services	297	353	185	153	133	(13%)	(55%)
Markets	13	11	-	3	3	-	(77%)
Mexico SBMM	233	276	215	199	209	5%	(10%)
Total	$1,866	$1,655	$1,485	$1,122	$1,213	8%	(35%)

Consumer non-accrual loans(1)
U.S. Personal Banking and Global Wealth Management	$586	$536	$585	$541	$608	12%	4%
Asia Consumer(2)	38	34	30	30	29	(3%)	(24%)
Mexico Consumer	512	493	486	457	480	5%	(6%)
Legacy Holdings Assets - Consumer	381	317	300	289	278	(4%)	(27%)
Total	$1,517	$1,380	$1,401	$1,317	$1,395	6%	(8%)

Total non-accrual loans (NAL)	$3,383	$3,035	$2,886	$2,439	$2,608	7%	(23%)

Other real estate owned (OREO)(3)	$26	$13	$16	$15	$21	40%	(19%)

NAL as a percentage of total loans	0.51%	0.46%	0.45%	0.37%	0.40%

ACLL as a percentage of NAL	455%	526%	565%	696%	658%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
Common Equity Tier 1 Capital Ratio and Components(1)	2022	2022	2022	2022	2023(2)
Citigroup common stockholders' equity(3)	$178,845	$180,150	$179,696	$182,325	$188,186
Add: qualifying noncontrolling interests	126	129	113	128	137
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	2,271	2,271	2,271	2,271	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(1,440)	(2,106)	(2,869)	(2,522)	(2,161)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	27	2,145	3,211	1,441	1,037
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	20,120	19,504	18,796	19,007	18,844
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,698	3,599	3,492	3,411	3,607
Defined benefit pension plan net assets; other	2,230	2,038	1,932	1,935	1,999
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(7)	11,701	11,679	11,690	12,197	11,783
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(7)(8)	1,157	798	1,261	325	1,052
Common Equity Tier 1 Capital (CET1)	$143,749	$144,893	$144,567	$148,930	$153,676
Risk-Weighted Assets (RWA)(4)	$1,257,293	$1,212,386	$1,176,749	$1,142,985	$1,144,592
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.43%	11.95%	12.29%	13.03%	13.4%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$143,749	$144,893	$144,567	$148,930	$153,676
Additional Tier 1 Capital (AT1)(6)	20,266	20,266	20,263	20,215	21,499
Total Tier 1 Capital (T1C) (CET1 + AT1)	$164,015	$165,159	$164,830	$169,145	$175,175
Total Leverage Exposure (TLE)(4)	$2,939,533	$2,918,273	$2,888,535	$2,906,773	$2,944,452
Supplementary Leverage ratio (T1C/TLE)	5.58%	5.66%	5.71%	5.82%	5.9%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$178,714	$180,019	$179,565	$182,194	$188,050
Less:
Goodwill	19,865	19,597	19,326	19,691	19,882
Intangible assets (other than MSRs)	4,002	3,926	3,838	3,763	3,974
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	1,384	1,081	794	589	246
Tangible common equity (TCE)	$153,463	$155,415	$155,607	$158,151	$163,948
Common shares outstanding (CSO)	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8
Book value per share (common equity/CSO)	$92.03	$92.95	$92.71	$94.06	$96.59
Tangible book value per share (TCE/CSO)	$79.03	$80.25	$80.34	$81.65	$84.21

(1)	See footnote 5 on page 1.
(2)	1Q23 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 6 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(7)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.
(8)	Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.